Exhibit 5.2
January 11, 2007
Triad Systems Financial Corporation
c/o Activant Solutions Inc.
804 Las Cimas Parkway
Austin, Texas 78746
Ladies and Gentlemen:
We have acted as special California counsel to Triad Systems Financial Corporation, a California corporation (the “California Guarantor”), in connection with the proposed issuance by Activant Solutions Inc., a Delaware corporation (the “Issuer”), of up to $175,000,000 aggregate principal amount of its 9 1/2% Senior Subordinated Notes due 2016 (the “Exchange Notes”) and the issuance by the California Guarantor of its guarantee (the “Guarantee”) with respect to the Exchange Notes, registered under the Securities Act of 1933, as amended (the “Securities Act”), in exchange for a like principal amount of the Issuer’s outstanding 9 1/2% Senior Subordinated Notes due 2016 and their related guarantees, which have not been so registered (the “Exchange Offers”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture referred to below.
The Exchange Notes and the Guarantee will be issued under an Indenture dated as of May 2, 2006 (the “Indenture”) among Lone Star Merger Corp., the Issuer, Activant Solutions Holdings Inc., the California Guarantor, the other guarantors under the Indenture (together with the California Guarantor, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee. The terms of the Guarantee are contained in the Indenture. This opinion is furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
In rendering our opinions expressed below, we have examined and relied upon originals, or copies certified or otherwise identified to our satisfaction, of (i) an executed copy of the Indenture and (ii) such other records, agreements, certificates and documents, and have made such other investigations, as we have deemed necessary as a basis for the opinions expressed herein, including the documents listed in Exhibit A hereto. In our examination, we have assumed (i) the genuineness of all signatures, (ii) the completeness and accuracy of all corporate records provided to us, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to original documents of all copies of documents submitted to us as copies, (v) that the Board Resolutions of the California Guarantor listed in Exhibit A are in full force and effect and have not been amended, rescinded or superseded and (iv) that the Indenture is in full force and effect and no provisions thereof have been amended or waived. We have also relied, as to all questions of fact material to this opinion, upon (i) certificates of public officials and officers of the California Guarantor, (ii) representations made to us by one or more officers or employees of the Guarantors, and (iii) the representations and warranties of the California Guarantor in the

Triad Systems Financial Corporation	January 11, 2007
Indenture. We have not conducted any independent investigation of, or attempted to verify independently, such factual matters.
“California Law” means the laws of the State of California that a California lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the California Guarantor, the Indenture or the Guarantee, provided that “California Law” does not include any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body or as to any related judicial or administrative decision. We express no opinion as to any laws other than California Law.
In rendering our opinion, we express no opinion herein as to the applicability or effect of (i) any fraudulent transfer or similar law on the Indenture or the Guarantee or the transactions contemplated thereby, (ii) the provisions of the California Corporations Code regarding shareholder distributions on the Indenture or the Guarantee or (iii) California Law prohibiting the imposition of penalties for contract breaches.
Based upon and subject to the foregoing and to the additional qualifications set forth herein, we are of the opinion that:
1.	The Indenture has been duly authorized, executed and delivered by the California Guarantor.

2.	The Guarantee has been duly authorized and issued by the California Guarantor.

3.	Neither the execution and delivery of the Indenture and the Guarantee by the California Guarantor nor the performance of the obligations of the California Guarantor under the terms thereof violates California Law.
We hereby consent to the filing of this opinion with the Securities and Exchange Commission (the “Commission”) as an exhibit to the Registration Statement on Form S-4, as amended (the “Registration Statement”) filed by the Issuer and the Guarantors with the SEC relating to the Exchange Offer and the Guarantees in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act and to the use of our name therein and in the related prospectus under the caption “Legal Matters.” In giving this consent we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission. We understand and agree that Simpson Thacher & Bartlett LLP may rely upon this opinion as if it were an addressee hereof for the purpose of providing the opinion to be delivered by such firm in connection with the Registration Statement.
We are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters. This opinion is provided to you as a legal opinion only and not

Triad Systems Financial Corporation	January 11, 2007
as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently existing facts, statutes, rules, regulations and judicial decisions, and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.
Very truly yours,
/s/ DLA PIPER US LLP

EXHIBIT A
DOCUMENTS REVIEWED
•	The Articles of Incorporation of the California Guarantor, as filed with the Secretary of State of the State of California as of August 24, 1978, and amended by (i) the Certificate of Amendment of the California Guarantor, as filed with the California Secretary of State as of October 19, 1978, and (ii) the Certificate of Amendment of the California Guarantor, as filed with the California Secretary of State as of September 6, 1991
•	The Bylaws of the California Guarantor, certified to us by an officer of the California Guarantor as being complete and in full force and effect as of the date of this opinion
•	The resolutions adopted by the California Guarantor’s Board of Directors as of May 2, 2006, approving the execution, delivery and performance of the Opinion Documents (the “California Guarantor Board Resolutions”)
•	A Certificate of Good Standing for the California Guarantor issued by the California Secretary of State, dated January 9, 2007
•	A letter from the Franchise Tax Board of the State of California stating that the California Guarantor is in good standing with that agency, dated January 9, 2007
•	The Certificate of the California Guarantor executed by an officer of the California Guarantor

Exhibit 5.2
January 11, 2007
STANPAK Systems, Inc.
c/o Activant Solutions Inc.
804 Las Cimas Parkway
Austin, Texas 78746
Ladies and Gentlemen:
We have acted as special Massachusetts counsel to STANPAK Systems, Inc., a Massachusetts corporation (the “Massachusetts Guarantor”), in connection with the proposed issuance by Activant Solutions Inc., a Delaware corporation (the “Issuer”), of up to $175,000,000 aggregate principal amount of its 9 1/2% Senior Subordinated Notes due 2016 (the “Exchange Notes”) and the issuance by the Massachusetts Guarantor of its guarantee (the “Guarantee”) with respect to the Exchange Notes, registered under the Securities Act of 1933, as amended (the “Securities Act”), in exchange for a like principal amount of the Issuer’s outstanding 9 1/2% Senior Subordinated Notes due 2016 and their related guarantees, which have not been so registered (the “Exchange Offers”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture referred to below.
The Exchange Notes and the Guarantee will be issued under an indenture dated as of May 2, 2006 (the “Indenture”) among Lone Star Merger Corp., the Issuer, Activant Solutions Holdings Inc., the Massachusetts Guarantor, the other guarantors under the Indenture (together with the Massachusetts Guarantor, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee. The terms of the Guarantee are contained in the Indenture. This opinion is in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
In rendering our opinions expressed below, we have examined and relied upon originals, or copies certified or otherwise identified to our satisfaction, of (i) an executed copy of the Indenture and (ii) such other records, agreements, certificates and documents, and have made such other investigations, as we have deemed necessary as a basis for the opinions expressed herein, including the documents listed in Exhibit A hereto. In our examination, we have assumed (i) the genuineness of all signatures, (ii) the completeness and accuracy of all corporate records provided to us, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to original documents of all copies of documents submitted to us as copies, (v) that the Board Resolutions of the Massachusetts Guarantor listed in Exhibit A are in full force and effect and have not been amended, rescinded or superseded and (vi) that the Indenture is in full force and effect and no provisions thereof have been amended or waived. We have also relied, as to all questions of fact material to this opinion, upon (i) certificates of public officials and officers of the Massachusetts Guarantor, (ii) representations made to us by one or more officers or employees of the Guarantors, and (iii) the representations and warranties of the Massachusetts

STANPAK Systems, Inc.	January 11, 2007
Guarantor in the Indenture. We have not conducted any independent investigation of, or attempted to verify independently, such factual matters.
“Massachusetts Law” means the laws of the Commonwealth of Massachusetts that a Massachusetts lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Massachusetts Guarantor, the Indenture or the Guarantee, provided that “Massachusetts Law” does not include any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body or as to any related judicial or administrative decision. We express no opinion as to any laws other than Massachusetts Law.
In rendering our opinion, we express no opinion herein as to the applicability or effect of any fraudulent transfer or similar law on the Indenture and Guarantee or the transactions contemplated thereby.
Based upon and subject to the foregoing and to the additional qualifications set forth herein, we are of the opinion that:
1.	The Indenture has been duly authorized, executed and delivered by the Massachusetts Guarantor.

2.	The Guarantee has been duly authorized and issued by the Massachusetts Guarantor.

3.	Neither the execution and delivery of the Indenture and the Guarantee by the Massachusetts Guarantor nor the performance of the obligations of the Massachusetts Guarantor under the terms thereof violates Massachusetts Law.
We hereby consent to the filing of this opinion with the Securities and Exchange Commission (the “Commission”) as an exhibit to the Registration Statement on Form S-4, as amended (the “Registration Statement”) filed by the Issuer and the Guarantors with the SEC relating to the Exchange Offer and the Guarantees in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act and to the use of our name therein and in the related prospectus under the caption “Legal Matters.” In giving this consent we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission. We understand and agree that Simpson Thacher & Bartlett LLP may rely upon this opinion as if it were an addressee hereof for the purpose of providing the opinion to be delivered by such firm in connection with the Registration Statement.
We are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters. This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently

STANPAK Systems, Inc.	January 11, 2007
existing facts, statutes, rules, regulations and judicial decisions, and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.
Very truly yours,
/s/ DLA PIPER US LLP

EXHIBIT A
DOCUMENTS REVIEWED
•	The Articles of Incorporation of the Massachusetts Guarantor, as filed with the Secretary of State of the Commonwealth of Massachusetts on September 13, 2005.
•	The Bylaws of the Massachusetts Guarantor, certified to us by an officer of the Massachusetts Guarantor as being complete and in full force and effect at the time of all corporate actions relevant to the authorization, approval, execution and delivery of the Indenture and the Guarantee, including, without limitation, at the time of the adoption of the Massachusetts Guarantor Board Resolutions (as defined below).
•	The resolutions adopted by the Massachusetts Guarantor’s Board of Directors as of May 2, 2006, approving the execution, delivery and performance of the Indenture and Guarantee and the transactions contemplated therein (the “Massachusetts Guarantor Board Resolutions”).
•	A Certificate of the Massachusetts Guarantor executed by an officer of the Massachusetts Guarantor.

Exhibit 5.2
January 11, 2007
Prophet 21 (New Jersey), Inc.
c/o Activant Solutions Inc.
804 Las Cimas Parkway
Austin, Texas 78746
Ladies and Gentlemen:
We have acted as special New Jersey counsel to Prophet 21 (New Jersey), Inc., a New Jersey corporation (the “New Jersey Guarantor”), in connection with the proposed issuance by Activant Solutions Inc., a Delaware corporation (the “Issuer”), of up to $175,000,000 aggregate principal amount of its 9 1/2% Senior Subordinated Notes due 2016 (the “Exchange Notes”) and the issuance by the New Jersey Guarantor of its guarantee (the “Guarantee”) with respect to the Exchange Notes, registered under the Securities Act of 1933, as amended (the “Securities Act”), in exchange for a like principal amount of the Issuer’s outstanding 9 1/2% Senior Subordinated Notes due 2016 and their related guarantees, which have not been so registered (the “Exchange Offers”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture referred to below.
The Exchange Notes and the Guarantee will be issued under an indenture dated as of May 2, 2006 (the “Indenture”) among Lone Star Merger Corp., the Issuer, Activant Solutions Holdings Inc., the New Jersey Guarantor, the other guarantors under the Indenture (together with the New Jersey Guarantor, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee. The terms of the Guarantee are contained in the Indenture. This opinion is furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
In rendering our opinions expressed below, we have examined and relied upon originals, or copies certified or otherwise identified to our satisfaction, of (i) an executed copy of the Indenture and (ii) such other records, agreements, certificates and documents, and have made such other investigations, as we have deemed necessary as a basis for the opinions expressed herein, including the documents listed in Exhibit A hereto. In our examination, we have assumed (i) the genuineness of all signatures, (ii) the completeness and accuracy of all corporate records provided to us, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to original documents of all copies of documents submitted to us as copies, (v) that the Board Resolutions of the New Jersey Guarantor listed in Exhibit A are in full force and effect and have not been amended, rescinded or superseded and (vi) that the Indenture is in full force and effect and no provisions thereof have been amended or waived. We have also relied, as to all questions of fact material to this opinion, upon (i) certificates of public officials and officers of the New Jersey Guarantor, (ii) representations made to us by one or more officers or employees of the Guarantors, and (iii) the representations and warranties of the New Jersey

Prophet 21 (New Jersey), Inc.	January 11, 2007
Guarantor in the Indenture. We have not conducted any independent investigation of, or attempted to verify independently, such factual matters.
“New Jersey Law” means the laws of the State of New Jersey that a New Jersey lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the New Jersey Guarantor, the Indenture or the Guarantee, provided that “New Jersey Law” does not include any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body or as to any related judicial or administrative decision. We express no opinion as to any laws other than New Jersey Law.
In rendering our opinion, we express no opinion herein as to the applicability or effect of any fraudulent transfer or similar law on the Indenture and Guarantee or the transactions contemplated thereby.
Based upon and subject to the foregoing and to the additional qualifications set forth herein, we are of the opinion that:
1.	The Indenture has been duly authorized, executed and delivered by the New Jersey Guarantor.

2.	The Guarantee has been duly authorized and issued by the New Jersey Guarantor.

3.	Neither the execution and delivery of the Indenture and the Guarantee by the New Jersey Guarantor nor the performance of the obligations of the New Jersey Guarantor under the terms thereof violates New Jersey Law.
We hereby consent to the filing of this opinion with the Securities and Exchange Commission (the “Commission”) as an exhibit to the Registration Statement on Form S-4, as amended (the “Registration Statement”) filed by the Issuer and the Guarantor with the Commission relating to the Exchange Offer and the Guarantees in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act and to the use of our name therein and in the related prospectus under the caption “Legal Matters.” In giving this consent we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission. We understand and agree that Simpson Thacher & Bartlett LLP may rely upon this opinion as if it were an addressee hereof for the purpose of providing the opinion to be delivered by such firm in connection with the Registration Statement.
We are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters. This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently

Prophet 21 (New Jersey), Inc.	January 11, 2007
existing facts, statutes, rules, regulations and judicial decisions, and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.
Very truly yours,
/s/ DLA PIPER US LLP

EXHIBIT A
DOCUMENTS REVIEWED
•	The Certificate of Incorporation of the New Jersey Guarantor, as filed with the Secretary of State of New Jersey as of July 23, 1974, and amended by Certificate of Amendment of the New Jersey Guarantor, as filed with the Secretary of State of New Jersey as of December 6, 1993
•	The Bylaws of the New Jersey Guarantor, certified to us by an officer of the New Jersey Guarantor as being complete and in full force and effect as of the date of this opinion
•	The resolutions adopted by the New Jersey Guarantor’s Board of Directors as of May 2, 2006, approving the execution, delivery and performance of the Indenture
•	A Certificate of Good Standing for the New Jersey Guarantor issued by the New Jersey Secretary of State, dated January 9, 2007
•	The Certificate of the New Jersey Guarantor executed by an officer of the New Jersey Guarantor

Exhibit 5.2
January 11, 2007
Prelude Systems, Inc.
c/o Activant Solutions Inc.
804 Las Cimas Parkway
Austin, Texas 78746
Ladies and Gentlemen:
We have acted as special Texas counsel to Prelude Systems, Inc., a Texas corporation (the “Texas Guarantor”), in connection with the proposed issuance by Activant Solutions Inc., a Delaware corporation (the “Issuer”), of up to $175,000,000 aggregate principal amount of its 9 1/2% Senior Subordinated Notes due 2016 (the “Exchange Notes”) and the issuance by the Texas Guarantor of its guarantee (the “Guarantee”) with respect to the Exchange Notes, registered under the Securities Act of 1933, as amended (the “Securities Act”), in exchange for a like principal amount of the Issuer’s outstanding 9 1/2% Senior Subordinated Notes due 2016 and their related guarantees, which have not been so registered (the “Exchange Offers”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture referred to below.
The Exchange Notes and the Guarantee will be issued under an indenture dated as of May 2, 2006 (the “Indenture”) among Lone Star Merger Corp., the Issuer, Activant Solutions Holdings Inc., the Texas Guarantor, the other guarantors under the Indenture (together with the Texas Guarantor, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee. The terms of the Guarantee are contained in the Indenture. This opinion is furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.
In rendering our opinions expressed below, we have examined and relied upon originals, or copies certified or otherwise identified to our satisfaction, of (i) an executed copy of the Indenture and (ii) such other records, agreements, certificates and documents, and have made such other investigations, as we have deemed necessary as a basis for the opinions expressed herein, including the documents listed in Exhibit A hereto. In our examination, we have assumed (i) the genuineness of all signatures, (ii) the completeness and accuracy of all corporate records provided to us, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to original documents of all copies of documents submitted to us as copies, (v) that the Board Resolutions of the Texas Guarantor listed in Exhibit A are in full force and effect and have not been amended, rescinded or superseded and (vi) that the Indenture is in full force and effect and no provisions thereof have been amended or waived. We have also relied, as to all questions of fact material to this opinion, upon (i) certificates of public officials and officers of the Texas Guarantor, (ii) representations made to us by one or more officers or employees of the Guarantors, and (iii) the representations and warranties of the Texas Guarantor in the Indenture.

Prelude Systems, Inc.	January 11, 2007
We have not conducted any independent investigation of, or attempted to verify independently, such factual matters.
“Texas Law” means the laws of the State of Texas that a Texas lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Texas Guarantor, the Indenture or the Guarantee, provided that “Texas Law” does not include any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body or as to any related judicial or administrative decision. We express no opinion as to any laws other than Texas Law.
In rendering our opinion, we express no opinion herein as to the applicability or effect of any fraudulent transfer or similar law on the Indenture and Guarantee or the transactions contemplated thereby.
Based upon and subject to the foregoing and to the additional qualifications set forth herein, we are of the opinion that:
1.	The Indenture has been duly authorized, executed and delivered by the Texas Guarantor.

2.	The Guarantee has been duly authorized and issued by the Texas Guarantor.

3.	Neither the execution and delivery of the Indenture and the Guarantee by the Texas Guarantor nor the performance of the obligations of the Texas Guarantor under the terms thereof violates Texas Law.
We hereby consent to the filing of this opinion with the Securities and Exchange Commission (the “Commission”) as an exhibit to the Registration Statement on Form S-4, as amended (the “Registration Statement”) filed by the Issuer and the Guarantor with the SEC relating to the Exchange Offer and the Guarantees in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act and to the use of our name therein and in the related prospectus under the caption “Legal Matters.” In giving this consent we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission. We understand and agree that Simpson Thacher & Bartlett LLP may rely upon this opinion as if it were an addressee hereof for the purpose of providing the opinion to be delivered by such firm in connection with the Registration Statement.
We are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters. This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently

Prelude Systems, Inc.	January 11, 2007
existing facts, statutes, rules, regulations and judicial decisions, and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.
Very truly yours,
/s/ DLA PIPER US LLP

EXHIBIT A

DOCUMENTS REVIEWED
•	The Articles of Incorporation of the Texas Guarantor, as filed with the Secretary of State of the State of Texas as of June 3, 1981, and amended by Articles of Amendment to Articles of Incorporation of the Texas Guarantor, as filed with the Texas Secretary of State as of April 7, 1997.
•	The Bylaws of the Texas Guarantor, certified to us by an officer of the Texas Guarantor as being complete and in full force and effect as of the date of this opinion and at all times since May 2, 2006.
•	The resolutions adopted by the Texas Guarantor’s Board of Directors as of May 2, 2006, approving the execution, delivery and performance of the Opinion Documents (the “Texas Guarantor Board Resolutions”).
•	A Certificate of Existence for the Texas Guarantor issued by the Texas Secretary of State, dated January 9, 2007.
•	A Certificate of Account Status issued by the Texas Comptroller of Public Accounts stating that the Texas Guarantor is in good standing with that agency and has no franchise tax reports or payments due, dated January 9, 2007.
•	The Certificate of the Texas Guarantor executed by an officer of the Texas Guarantor.